UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        -------------------------------

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 3, 2002
                                                 ---------------

                             Milestone Capital, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Colorado
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                 (State or other jurisdiction of incorporation)

               000-28691                                          84-1111224
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       (Commission File Number)                              (I.R.S. Employer
                                                             Identification No.)

            39 Plymouth St.
            Fairfield, NJ                                          07004
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(Address of principal executive offices)                         (Zip Code)

                                  973-808-5770
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              (Registrant's telephone number, including area code)

             26 West Dry Creek Circle, Ste. 600, Littleton, CO 80120
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         (Former name or former address, if changed since last report.)

Item 1.  Changes in Control of Registrant
         --------------------------------

               On January 3, 2002, Milestone Capital, Inc., a Colorado corporation (the "Company") completed the acquisition of 100% of the outstanding stock of EliteAgents, Inc., a New Jersey corporation ("Elite"), in exchange for shares of the Company's common stock. The Company will issue a total of up to 72,000,000 shares of common stock to the shareholders of Elite in connection with the acquisition.

               The stock issuances are being made pursuant to an Exchange Agreement between the Company and Elite. A copy of the Exchange Agreement is filed as an exhibit to this 8-K and is incorporated in its entirety herein.

               On January 2, 2002, Earnest Mathis, Jr. resigned as the sole director and officer of Milestone Capital, Inc. Effective following the closing of the acquisition, the Company's officers and directors were as follows:

                   Charles J. DeMory, Sr.    Chairman, Chief Executive Officer,
                                             President and a Director
                   Howard H. Conyack, Jr.    Executive Vice President,
                                             Treasurer and a Director
                   John Mangel III           Chief Financial Officer and a
                                             Director
                   John M. Dunn              Vice President, Secretary and a
                                             Director
                   Frank B. Smith            Executive Vice President of Banking
                                             Relations and Compliance
                   Keith J. Hoffman          Executive Vice President of Sales
                   Christopher J. Remetz     Vice President of Information
                                             Systems
                   George A. Chrisbacher     Vice President of Information
                                             Technology

               The following table sets forth the beneficial ownership of the directors and officers of the Company and persons known by the Company to own 5% or more of the Company's common stock as of January 3, 2002 as a result of the transaction with Elite:

                                               Shares          % of Outstanding
               Name and Address (1)      Beneficially Owned      Common Shares
               --------------------      ------------------      -------------

               Nicholas J. Kokonas         18,329,897                25.14%
               Charles J. DeMory, Sr.       3,544,353 (2)             4.75%
               Howard H. Conyack, Jr.       5,390,405 (3)             7.37%
               George A. Chrisbacher        2,401,742 (4)             3.29%
               John Mangel II              15,874,062 (5)            18.72%
               John Mangel III              2,617,443 (6)             3.47%
               John Dunn                    5,217,513 (7)             7.15%
               Frank B. Smith                 245,516 (8)             0.34%
               Keith J. Hoffman               331,908 (9)             0.45%
               Christopher J. Remetz        2,299,117 (10)            3.15%
               Joseph M. Marcasiano         5,238,323 (11)            7.18%

               ---------------------

               (1) Beneficial ownership is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. To our knowledge, the persons named in the table above have sole voting power with respect to all shares of common stock shown as beneficially owned by them. The address for each of these individuals is 39 Plymouth St., Fairfield, NJ 07004.

               (2) Includes 298,203 warrants and 1,365,460 options which are currently exercisable or will be exercisable within 60 days.

               (3) Includes 34,372 warrants and 184,137 options which are currently exercisable or will be exercisable within 60 days.

               (4) Includes 19,641 warrants and 61,379 options which are currently exercisable or will be exercisable within 60 days.

               (5) Includes 11,901,726 warrants which are currently exercisable.

               (6) Includes 2,046,275 warrants and 568,762 options which are currently exercisable or will be exercisable within 60 days.

               (7) Includes 34,372 warrants and 61,379 options which are currently exercisable or will be exercisable within 60 days.

               (8) Includes 245,516 options which are currently exercisable or will be exercisable within 60 days.

               (9) Includes 184,137 options which are currently exercisable or will be exercisable within 60 days.

               (10) Includes 61,379 options which are currently exercisable or will be exercisable within 60 days.

               (11) Includes 19,641 warrants and 61,379 options which are currently exercisable or will be exercisable within 60 days.


Item 2.        Acquisition or Disposition of Assets
               ------------------------------------

                    On January 3, 2002, the Company issued a press release
               announcing that it had entered into and consummated a definitive share exchange agreement to acquire all of the outstanding shares of Elite. A copy of the press release is attached to this 8-K as an exhibit.


Item 5.        Other Events
               ------------

                    The Company has moved its principal executive offices from
               29 West Dry Creek Circle, Suite 600, Littleton, CO 80120 to 39 Plymouth Street, Fairfield, NJ 07004.


Item 7.        Financial Statements and Exhibits
               ---------------------------------

(a) The audited financial statements required by Rule 3.05(b) of Regulation S-X for Elite will be filed by amendment to this 8-K within 60 days of the filing of this 8-K .

(b) The pro forma financial information required by Article 11 of Regulation S-X will be filed by amendment to this 8-K within 60 days of the filing of this 8-K.


(c)            Exhibits
               --------

               10.1 Agreement Concerning the Exchange of Securities By and Among
                    Milestone Capital, Inc. and EliteAgents, Inc. dated January 2, 2002

               99.1 Press Release Issued by Milestone Capital, Inc. on January
                    3, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MILESTONE CAPITAL, INC.


Date: January 17, 2002                      BY:  /s/  Charles J. DeMory, Sr.
                                               --------------------------------
                                                      Charles J. DeMory, Sr.
                                                      Chairman, Chief Executive
                                                      Officer and President

Exhibit Index
-------------


Exhibit No.                               Description
-----------                               -----------
10.1 Agreement Concerning the Exchange of Securities By and Among Milestone Capital, Inc. and EliteAgents, Inc. dated January 2, 2002

99.1                Press Release Issued by Milestone Capital, Inc. on January
                    3, 2002